UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 8, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400
Seattle, Washington 98101-3034
(Address of Principal Executive Offices)

(206) 654-0204
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box  below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition*

On November 9, 2007, Hungarian Telephone and Cable Corp. issued a press release announcing its financial results for the quarter ended September 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 8, 2007, the Board of Directors of Hungarian Telephone and Cable Corp. (“HTCC”) amended HTCC’s bylaws in order to meet a new American Stock Exchange listing standard by the January 1, 2008 required deadline.  The American Stock Exchange requires all listed securities to be eligible for the Direct Registration System (“DRS”) by January 1, 2008.

DRS is an initiative by the SEC and the securities industry to reduce the number of transactions in securities for which settlement is effected by the physical delivery of securities certificates, thereby reducing the costs, risks and delays associated with physical settlement. Ownership positions in DRS are recorded in book-entry form on the transfer agent’s books and investors receive an account statement from the transfer agent instead of receiving a physical certificate.  While the listing standards require HTCC’s securities to be eligible for DRS, they do not require investors to participate in DRS.  Furthermore, the listing standards do not prohibit investors from obtaining physical certificates, or require investors to return their physical certificates.

In order to make HTCC’s listed securities eligible for DRS, HTCC needed to amend its bylaws to permit the issuance of book-entry shares.  A copy of the amendment to the bylaws is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated November 9, 2007 announcing the Registrant'sfinancial results for the quarter ended September 30, 2007.*

99.2	Amendment to Bylaws

* The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto as Exhibit 99.1 under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: November 9, 2007	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.
Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release dated November 9, 2007 announcing the Registrant’s financial results for the quarter ended September 30, 2007.

99.2	Amendment to Bylaws